            ========================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                 June 15, 2000


                           AAMES CAPITAL CORPORATION
            --------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                  333-46893-01
         CALIFORNIA               333-64903-01                  95-4438859
----------------------------      ------------                  ----------
(State or other jurisdiction      (Commission               (I.R.S. employer
     of incorporation)             file numbers)             identification no.)


350 SOUTH GRAND AVENUE
LOS ANGELES, CALIFORNIA                                              90071
----------------------------------------                         ------------
(Address of principal executive offices)                          (ZIP Code)


                                  (213) 210-5000
                --------------------------------------------------
                Registrant's telephone number, including area code

                                         NA
           -------------------------------------------------------------
           (Former name or former address, if changed since last report)

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Item 7. FINANCIAL STATEMENTS; PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

                  20.1 Aames Capital Corporation, Mortgage Pass-Through Certificates, Series 1999-1 - Statement to Certificateholders

                  20.2 Aames Capital Corporation, Mortgage Pass-Through Certificates, Series 1999-2 - Statement to Certificateholders

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  AAMES CAPITAL CORPORATION



                                  By:   /s/ Ralph W. Flick
                                     ---------------------------
                                           Ralph W. Flick
                                           Assistant Secretary


Dated: June 15, 2000

                               INDEX TO EXHIBITS


EXHIBIT

20.1 Aames Capital Corporation, Mortgage Pass-Through Certificates, Series 1999-1 - Statement to Certificateholders

20.2 Aames Capital Corporation, Mortgage Pass-Through Certificates, Series 1999-2 - Statement to Certificateholders